EXHIBIT 31.02 - CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Shaun D. O'Brien, the Chief Financial Officer of CIS Investments, Inc. ("CISI"), the Managing Owner of JWH Global Trust (the "Trust"), do hereby certify that:

1.	I have reviewed this quarterly report on Form 10-Q of the Trust;

2.	Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.	Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and unitholders' capital of the Trust as of, and for, the periods presented in this quarterly report;

4.	The Trust's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as such term is defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Trust and we have:
	(a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Trust, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared; and
	(b)	evaluated the effectiveness of the Trust's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and
	(c)	disclosed in this quarterly report any change in the Trust's internal control over financial reporting that occurred during the Trust's most recent fiscal quarter (the Trust's fourth fiscal quarter in the case of an quarterly report) that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting;

5.	The Trust's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Trust's auditors and the audit committee of the Trust's board of directors (or persons performing the equivalent functions):
	(a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Trust's ability to record, process, summarize and report financial data; and
	(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Trust's internal control over financial reporting.

By: /s/ Shaun D. O'Brien

Shaun D. O'Brien Chief Financial Officer CIS Investments, Inc. May 12, 2005